JUNIOR
                                     ------
                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                      -----------------------------------
                             AND SECURITY AGREEMENT
                             ----------------------

         THIS JUNIOR DEED OF TRUST, ASSIGNMENT OF RENTS, AND SECURITY AGREEMENT (hereinafter called "Deed of Trust") is made this _____ day of ______________, 1995, by and among ILX INCORPORATED, an Arizona corporation, whose mailing address is 2777 East Camelback Road, Phoenix, Arizona 85016, (hereinafter called "Trustor"), First American Title Insurance Company, a California corporation, whose mailing address is 111 West Monroe Street, Phoenix, Arizona 85003, (hereinafter called "Trustee"), and KOHL'S RANCH ASSOCIATES, an Arizona general partnership, whose mailing address is 300 East Cherry Street, Cottonwood, Arizona 85326, (hereinafter called "Beneficiary").

                              A. Creation of Trust
                                 -----------------

         Trustor hereby irrevocably grants, conveys, transfers, and assigns to Trustee, in trust, with power of sale, all of Trustor's present and future estate, right, title, and interest in and to that real property and all buildings and other improvements now thereon or hereafter constructed thereon (the "Property"), located in the County of Gila, State of Arizona, and more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein; all of the following and the Property (except where the context otherwise requires) are hereinafter collectively called the "Trust Property":

         (a) All appurtenances, easements, reversions, and remainders pertaining to the Property;

         (b) All water and water rights, ditches, and ditch rights, reservoir and reservoir rights, stock or interests in irrigation or ditch companies, minerals, oil, and gas rights, royalties, lease or leasehold interests owned by Trustor, now or hereafter used or useful in connection with, appurtenant to, or related to the Property.

         (c) All right, title, and interest of Trustor now owned or hereafter acquired in and to all streets, roads, alleys, and public places, and all easements and rights or way, public or private, now or hereafter used in connection with the property;

         (d) All machinery, equipment, fixtures, appliances, materials, and other personal property now or at any time attached to the Property together with all processing, manufacturing, and service equipment and other personal property now or at any time hereafter located on or appurtenant to the Property and used in connection with the management and operation thereof;

                                  EXHIBIT "H"
                   JUNIOR DEED OF TRUST, ASSIGNMENT OF RENTS,
                             AND SECURITY AGREEMENT


         (e) Any licenses, contracts, permits, approvals, and agreements required by or used in connection with the ownership, operation, or maintenance of the property or in connection with the construction or alteration of any improvements on the Property including but not limited to any contracts with builders, material suppliers, or architects, and the right to the use of any tradename, trademark, or service mark now or hereafter associated with the operation of any business conducted on the Property;

         (f) Any and all awards, including interest, previously and hereafter made to Trustor for taking by eminent domain of the whole or any part of the Property or any easements therein;

         (g) Subject to the rights of Trustor under Section D hereof, all existing and future leases, subleases, licenses, and other agreements for the use and occupancy of all or any portion of the Property and all income, receipts, revenues, rents, issues, and profits arising from the use or enjoyment of all or any portion of the Property;

         (h) All construction materials, supplies, lumber, and all other materials or equipment delivered to the Property for incorporation or use in any construction at any time being conducted thereon;

         (i) Any and all policies of insurance and all proceeds, loss payable clauses and premium refunds pertaining to any portion of the Property and all claims relating thereto; and

         (j) All of Trustor's interest in any raw materials, work in process, finished goods, inventory, trade stock, or other personal property available for sale on the Property in the ordinary course of business, and all accounts receivables, cash on hand, checking accounts, saving accounts, or other matters of any nature used in or arising from the operation of any trade or business on the property.

         AS OF THE DATE HEREOF THIS DEED OF TRUST IS SUBJECT AND SUBORDINATE TO THE TERMS OF A SENIOR DEED OF TRUST (AND RELATED SECURITY DOCUMENTS) ON THE TRUST PROPERTY, DATED DECEMBER 2, 1983, RECORDED IN DOCKET 602, PAGE 676 (THE "EXISTING FIRST LIEN").

                              B. Purpose of Trust
                                 ----------------

         This Junior Deed of Trust is given by Trustor for the purpose of securing, in such order of priority as Beneficiary may elect:

         B(1). Payment of the sum of Three Hundred Sixty-seven Thousand Seven Hundred Fifty and No/100 ($367,750.00) with interest thereon, and other monetary amounts due thereunder, according to the terms of that certain promissory note (the "Note"), of even date herewith, made by Trustor, payable to the order of Beneficiary, and all extensions, modifications, renewals, or replacements thereof;

         B(2). Performance, and observance by Trustor of each agreement, term, provision, and condition contained herein and payment of all moneys expended or advanced by Beneficiary pursuant to the terms hereof;

         B(3). Performance, and observance by Trustor of each agreement, term, provision, and condition contained in any other document or instrument related to or securing the Indebtedness (as defined below) and payment of all moneys expended or advanced by Beneficiary pursuant to the terms thereof or to preserve any right of Beneficiary thereunder; and

         B(4). Payment of any and all additional loans and advances made by Beneficiary to Trustor and/or to the then record owner or owners of the Trust Property with interest thereon, and other monetary amounts due thereunder, according to the terms of the promissory note(s) and/or credit agreements evidencing such advances and all extension, modifications, renewals, or replacements.

         All of the indebtedness and obligations secured by this Deed of Trust are herein collectively called the "Indebtedness."

                             C. Trustor's Covenants
                                -------------------

Trustor covenants, warrants, and agrees:

         C(1). Maintenance of Trust Property.  Trustor shall neither commit, nor
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permit to occur, any waste upon the Trust Property,  and shall at all times make or cause to be made all repairs, maintenance, renewals, and replacements as may be necessary to maintain the Trust Property in good condition and repair. Trustor shall keep the Trust Property free of rubbish and other unsightly or unhealthful conditions.

         C(2). Construction on the Property. Trustor shall promptly complete any
               ----------------------------
improvements that may be commenced, in good and workmanlike manner and in conformity with plans and specifications, and shall repair and restore any portions of the Trust Property that may be damaged or destroyed. Trustor shall pay when due all claims for work performed and materials furnished on or in connection with the Trust Property or any part thereof and shall pay, discharge, or cause to be removed, all mechanic's, artisan's, laborer's, or materialman's charges, liens, claims of liens, or encumbrances upon the Trust Property. Notwithstanding anything herein to the contrary, Trustor may contest any claims or liens which Trustor, in good faith, believes are invalid, provided Trustor immediately records and serves a surety bond pursuant to Arizona Revised Statutes 33-1044 or otherwise fully protects Beneficiary from any loss or liability arising therefrom.

         C(3). Insurance.
               ----------
               (a) Policies Required.  Trustor shall provide and maintain public
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liability  insurance in amounts not less than  $1,000,000  combined single limit naming Beneficiary as an additional insured. Trustor shall provide and maintain policies of fire and hazard insurance on any structures or improvements on the Trust Property from time to time, containing endorsements naming Beneficiary as its interest may appear. All such policies shall be written by reputable carriers qualified to write insurance in the state where the Trust Property is located. All insurance policies shall provide that Beneficiary is to receive thirty (30) days' written notice from the insurer prior to cancellation. With respect to all insurance required hereunder, original policies of insurance or certificates of insurance shall be delivered to Beneficiary; renewal policies or certificates of insurance shall be delivered to Beneficiary thirty (30) days before expiration thereof with satisfactory proof that the premiums for renewal have been paid.

         C(4). Taxes and Assessments.
               ----------------------
               (a) If Imposed on Trust  Property.  Trustor shall pay or cause to
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be paid all taxes and assessments of every kind,  nature, and description levied or assessed on or against the Trust Property at least five (5) days before they become delinquent and shall pay when due all dues and charges for water and water delivery, electricity, gas, sewers, waste removal, bills for repairs, and any and all other claims, encumbrances, and expenses incident to the ownership of the Trust Property, for the purpose of preventing the creation of any lien upon the Trust Property.

               (b) If  Imposed  on This  Lien.  Trustor  shall  pay any taxes or
                   ---------------------------
assessments, and shall protect Beneficiary against any and all loss from any taxation that may be imposed upon this Deed of Trust or the lien of this Deed of Trust on the Trust Property by any law, rule, regulation, or levy of the federal government, any state government, or any political subdivision thereof.

               (c) Disputed Tax or Assessment.  Provided  Trustor fully protects
                   ---------------------------
Beneficiary from any loss therefrom, Trustor may contest in good faith the validity or amount of any tax, assessment, governmental charge, or other charge, lien, or claim of lien, by appropriate proceedings provided by law, including payment thereof under protest, if required, provided that upon a final determination with respect to any such contested tax, assessment, or governmental charge, Trustor shall promptly pay any sums found to be due thereon.

         C(5).  Impound  Account.  Upon the  occurrence  of an Event of  Default
                -----------------
hereunder and while such default is continuing, in order to insure the payment of taxes and assessments which thereafter may be a lien upon the Trust Property, and to insure the payment of all premiums on policies of insurance required herein, Trustor shall, upon receipt of written notice from Beneficiary, pay to Beneficiary each month, in addition to any other payments required hereunder, an amount equal to the taxes and special assessments levied or to be levied against the Trust Property and the premium or premiums that will become due and payable to maintain the insurance on the Trust Property, all as reasonably estimated by Beneficiary (giving due consideration to the previous year's taxes, assessments, and premiums), less all deposits therefore already made, divided by the number of months remaining before one month prior to the date when the taxes, assessments, and premiums become delinquent. If amounts paid to Beneficiary under the terms of this paragraph are insufficient to pay all taxes, assessments, and premiums as they become due, Trustor shall pay to Beneficiary upon demand all additional sums necessary to fully pay and discharge these items. All moneys paid to Beneficiary under the terms of this paragraph may be either held by Beneficiary to pay the taxes, assessments, and premiums before the same become delinquent or applied to the Indebtedness upon payment by Beneficiary from its own funds of the taxes, assessments, and premiums. To the extent provision is not made for payment pursuant to this paragraph, Trustor shall remain obligated to pay all taxes, assessments, and premiums as they become due and payable.

         C(6).  Expenses Advanced by Beneficiary.  If, as described in this Deed
                ---------------------------------
of Trust, Trustor shall fail to pay any taxes, assessments, expenses, or charges, to keep all of the Trust Property free from liens and claims of liens, to maintain and repair the Trust Property, to procure and maintain insurance thereon, or to perform otherwise as required herein, Beneficiary, at its option, but without any obligation to do so, after giving Trustor written notice as described elsewhere herein, may advance the moneys necessary to pay the same, to accomplish such maintenance and repairs, to procure and maintain such insurance or to so perform.
Beneficiary is hereby authorized to enter upon the Trust Property for such purposes.

         C(7).  Performance  of other  Liens.  Trustor  shall fully and promptly
                -----------------------------
perform all of Trustor's obligations under any deeds of trust, mortgages, or other liens having a priority over or being subordinate to this Deed of Trust. Trustor shall immediately instruct the trustees and beneficiaries under any such prior liens to send copies to Beneficiary of all notices to Trustor of default and Trustor shall forward to Beneficiary all such notices received by it. Beneficiary shall have the right but not the obligation to cure on Trustor's behalf any default under any prior lien and all costs incurred by Beneficiary in so doing shall be treated as amounts advanced by Beneficiary.

         C(8). Actions Affecting Priority.  Upon written request by Beneficiary,
               ---------------------------
Trustor shall appear in and prosecute or defend any action or proceeding by any third party that may affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary hereunder and shall pay all costs, expenses (including the cost of searching title) and attorneys' fees incurred in such action or proceeding. Beneficiary may, at its option, appear in and defend any action or proceeding purporting to affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary.

         C(9).  Compensation  for  Condemnation  or  injury  to Trust  Property.
                ----------------------------------------------------------------
Trustor hereby assigns, transfers and conveys to Beneficiary all compensation in each and every award of damages in connection with any condemnation for public or private use of, or injury to, the Trust Property or any part thereof, to be applied to, and to the extent of, the Indebtedness then remaining unpaid, unless Trustor applies said proceeds to the replacement of the Trust Property or the improvement of the remaining Trust Property

         C(10).   Transfer of Trust Property.
                  --------------------------

                  (a) Except for transfers to  "affiliates"  (a person or entity who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Trustor or Trustor's affiliates, as defined and interpreted by federal securities laws), and except as hereinafter specifically provided in subparagraph C(10)(b) below, Trustor shall not, without obtaining Beneficiary's prior written consent (which consent may be given or withheld in Beneficiary's absolute discretion, grant, convey, sell, encumber, exchange, assign, lease, option, grant a right of first refusal, contribute to a partnership, joint venture, corporation or other legal entity or otherwise transfer or dispose of (whether directly or indirectly and whether voluntarily, involuntarily or by operation of law) the Trust Property or any part thereof or any interest therein, or enter into any agreement or make any arrangement to do any of the foregoing (individually or collectively, a "transfer"). Any transfer attempted or undertaken in violation of the provisions of this Section shall, at Beneficiary's option, be null and void and of no force and effect whatsoever, and the same also shall constitute a default hereunder (and notwithstanding any other provision hereof, without any requirement of notice or opportunity to cure) entitling Beneficiary, at its option, to avail itself of any and all rights, powers and remedies provided therefor in this Deed of Trust, or under the Note or under any other instrument relating thereto, or at law or in equity. Consent to any particular transfer shall not be deemed to be consent under any other instrument relating thereto, or at law or in equity. Consent to any particular transfer shall not be deemed to be consent to any further or other transfer. Whether or not Beneficiary has consented to any transfer, Beneficiary may deal with Trustor's successor-in-interest (without respect to this Deed of Trust and the indebtedness) in the same manner as with the Trustor herein named without in any way vitiating or discharging Trustor's liability hereunder or for the indebtedness. All transfers consented to hereunder shall be evidenced by a written instrument, duly and properly executed and acknowledged by each of the parties thereto and, if requested by Beneficiary, in form suitable for recording. No transfer, whether or not undertaken in violation of this Section shall release Trustor from any of its obligations under this Deed of Trust or the Note or any Security Document or reduce or diminish the same in any way. The provisions of this Section shall apply to each and every such transfer, regardless of whether or not Beneficiary has consented to any such previous or other transfer.

                  (b) Notwithstanding anything herein to the contrary, it is expressly agreed that Trustor may: (i) develop the Trust Property and sell Timeshare intervals as provided in Section C(11) below; (ii) sell any personal property or equipment in accordance with a separate Security Agreement between Trustor and Beneficiary; (iii) impose upon the Trust Property a lien, or liens, superior to the lien of this instrument, the Security Agreement and other security instruments related to this transaction, securing a principal indebtedness not to exceed the principal sum of $2,050,000.00 (including the remaining principal amount of the Existing First Lien), which indebtedness must be a regulary amortized indebtedness and may not be a revolving line of credit, for refurbishing and construction of improvements on the Trust Property and development of the timeshare program, which senior liens, whether entered into and/or recorded before or after this Junior Deed of Trust will be senior in priority to this Junior Deed of Trust without further action by Beneficiary, and
(iv) impose upon the Trust Property a lien or liens junior to the lien of this instrument, the Security Agreement and other security instruments related to this transaction for the purpose of securing obligations to lenders of Trustor resulting from timeshare sales of the Trust Property. At Trustors reasonable request, Beneficiary will execute any documents resonably intended to evidence subordination to such senior deed(s) of trust. Beneficiary shall be provided with true and complete copies of the documentation evidencing the senior deed(s) of trust (including any loan agreement and promissory note), and provided at least ten (10) days prior notice of the closing of such transaction(s) so Beneficiary may have an opportunity to negotiate with the holder of such senior deed(s) of trust for a right to notice and cure. The outcome of any such negotiation shall have no effect whatsoever upon the effectiveness of any provision of this Deed of Trust (including without limitation the right of Trustor to place senior liens as described above).

         C(11). Development and Establishment of Timeshare.  Notwithstanding any
                -------------------------------------------
provision of this Deed of Trust to the contrary, without the necessity of consent of the Trustee or Beneficiary, Trustor may develop the Trust Property, to include granting easements, dedicating roadways, imposing covenants, conditions and restrictions, building structures and other improvements thereon and doing every other thing incidental to or convenient for such development, all by Trustor's signature execution alone which will fully bind the Property. In that connection, Trustor may establish a timeshare club membership plan at the Property ("Timeshare") and record or file against the Trust Property any documents necessary or convenient to accomplish same.

                  (a) Without limitation, the Timeshare may include a membership plan forming the Timeshare and any and all articles, bylaws, organizational documents, easements, management agreements, rules and regulations, and other documents or agreements relating to formation and operation of the Timeshare;

                  (b) Trustor shall comply with all applicable local, state and federal laws, rules and regulations governing the development of the Trust Property and establishment and sale of club memberships and/or Timeshares;

                  (c) In connection with the Timeshare, Trustor intends to divide each residential unit located on the Trust Property into salable one-week (or less) intervals (each such interval hereafter called a "Membership Interval");

                  (d) The Trustor shall create no fewer than the number of "every year" Membership Intervals, as described in Sections G(14) and G(15) below, which are necessary to pay the debt secured hereby in the manner described below in this paragraph, unless Trustor elects to also create "every other year" Membership Intervals, in which case Trustor may reduce the number of "every year" Membership Intervals by replacing each such Membership Interval with two "every other year" Membership Intervals, it being the intention of the parties that the release prices multiplied by the number of available Membership Intervals shall be adequate to amortize and pay the debt secured hereby;

                  (e) Trustor shall be entitled to a release and reconveyance from this Deed of Trust of a fractional interest in the Trust Property corresponding to a Membership Interval all as described in Sections G(14) and G(15) below. D. Leases, Assignment of Rents and Leases

         D(1). Rents and Leases Assigned.  To facilitate payment and performance
               --------------------------
of the Indebtedness, Trustor hereby transfers and assigns to Beneficiary all right, title, and interest of Trustor in and to (i) all existing and future unreleased Membership Intervals, leases, subleases, licenses, and other agreements for the use and occupancy of all or any portion of the Trust Property, whether written or oral and whether for a definite term or month to month, together with any and all guarantees of the lessee's or member's obligations thereunder and together with any and all extensions, modifications, and renewals thereof (hereinafter called the "Leases"), and (ii) all income, payments, receipts, revenues, security deposits, rents, issues, and profits now or hereafter arising from or out of the Leases or from or out of the Trust Property or any part thereof (hereinafter called the "Rents").

         D(2).  Payment  of rent to  Beneficiary.  Conditioned  upon  notice  of
                ---------------------------------
Trustor's default, in writing from Beneficiary, Trustor hereby authorizes and directs the members, lessees and tenants under the Leases and any managing agent that, upon such written notice from Beneficiary, all Rents shall be paid directly to Beneficiary as they become due. Trustor hereby relieves the members, lessees and tenants from any liability to Trustor by reason of the Rents being paid to Beneficiary after such notice. Nevertheless, Trustor shall be entitled to collect the Rents, subject to the restrictions contained in paragraph D(3) below, until Beneficiary notifies the members, lessees and tenants in writing to pay the Rents to Beneficiary. Beneficiary is hereby authorized to give such notification upon the occurrence of an Event of Default. All Rents collected by Beneficiary may be applied in any manner or priority Beneficiary deems advisable to payment of amounts due and owing to Beneficiary under the terms of any obligations secured hereby.

         D(3).  Leases in Effect.  Beneficiary  does not assume and shall not be
                -----------------
liable for any obligation of the lessor under any of the Leases, and Beneficiary shall not be liable for the failure or inability to collect any Rents.

                             E. Security Agreement
                                ------------------

         E(1).  Security Interest  Created.  This Deed of Trust shall cover, and
                ---------------------------
the Trust Property shall include, all personal property, tangible or intangible, and fixtures, which are both (i) now owned or subsequently acquired by Debtor, and (ii) now or subsequently installed, affixed, attached, kept or situated on, to or at the Trust Property or used in the operation thereof. To the extent any of the Trust Property consists of rights in action or personal property covered by the Uniform Commercial Code, this Deed of Trust shall also constitute a security agreement, and Trustor hereby grants to Beneficiary, as secured party, a security interest in such property, including all proceeds and products thereof, for the purpose of securing the Indebtedness.

         E(2). Additional Documents Evidencing Security Agreement.  The security
               ---------------------------------------------------
interests granted herein shall be self-operative with respect to such property, but Trustor agrees to execute and deliver on demand such additional security agreements, financing statements, certificates of title, and other instruments as may be reasonably requested in order to impose the lien and security interest hereof more specifically upon such property. Should the lien and/or security interest of this Deed of Trust on any property be subject to a prior security agreement covering such property, then, upon the occurrence of an Event of Default, all the right, title, and interest of Trustor in and to any and all deposits made in connection with the transaction whereby such prior security agreement was made are hereby assigned to Beneficiary, together with the benefit of any payments now or hereafter made in connection with such transactions.

         E(3). Replacement of Personal Property.  Trustor shall promptly replace
               --------------------------------
any personal property that is consumed or worn out in ordinary usage.

         E(4). Change in Location of Property or Trustor's Office. Trustor shall
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immediately  notify  Beneficiary  of any  change in the  location  of  Trustor's address as set forth in the beginning of the Deed of Trust, and any change in location of the personal property encumbered hereby except that which is replaced with property of equal value.

         E(5).  Property Subject to Security Interest.  All covenants of Trustor
                --------------------------------------
contained in this Deed of Trust shall apply to the personal property encumbered hereby whether or not expressly referred to in this Section E. The covenants and warranties of Trustor contained in this Section E are in addition to, and not in limitation of, those contained in the other provisions of this Deed of Trust.

         E(6).  Filing.  Upon its recording in the real property  records,  this
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Deed of Trust is intended to be  effective as a financing  statement  filed as a fixture filing. In addition, a reproduced copy of this Deed of Trust and/or any financing statement relating hereto is intended to be sufficient for filing and/or recording as a financing statement.

                             F. Defaults; Remedies
                                ------------------

         F(1). Default Defined. The occurrence of any of the following events or
               ----------------
conditions  shall constitute an "Event of Default" by Trustor under this Deed of
Trust:

               (a) Any failure on the part of Trustor to comply with and perform any term, provision, or condition contained in this Deed of Trust, or any other document evidencing or securing the Indebtedness, or the failure of any material warranty or representation of Trustor made in connection with the Indebtedness to be true; provided, however, that Trustor shall not be in default under this paragraph if payment of any monetary obligation is made within ten (10) days after Trustor's receipt of written notice of non-payment from Beneficiary, and performance of any non-monetary obligation is completed within thirty (30) days after written notice demanding performance. If performance of a non-monetary obligation cannot reasonably be completed within thirty (30) days after notice as provided herein, then the period for completion of performance for purposes of this paragraph may be extended sixty (60) additional days, provided Trustor is diligently pursuing performance or cure.

               (b) The voluntary or involuntary commencement of bankruptcy or insolvency proceedings or the filing for an arrangement or composition of creditors against Trustor, any partner in Trustor, Trustor's general contractors, or any guarantor of the Indebtedness, or upon the filing of any suit or legal action materially affecting the Trust property or Trustor; provided, however, that if an action or proceeding is commenced by someone other than Trustor, any partner in Trustor, or Trustor's contractors, Trustor shall not be in default if said action or proceeding is dismissed by a court of competent jurisdiction within forty-five (45) days after commencement of the action or proceeding.

               (c) The commencement of any action or proceeding to foreclose, or enforce any claim, encumbrance, or lien, on or with respect to the Trust Property, whether or not superior or inferior to the lien created by this Deed of Trust or any other document evidencing or securing the Indebtedness unless Trustor shall, within fifteen (15) days after service of such action or proceeding, record and serve a surety bond pursuant to Arizona Revised Statutes
Section 33-1004 or otherwise fully protect Beneficiary from any loss or liability arising therefrom;

               (d) The material damage or destruction of the Trust property by any casualty not covered by appropriate insurance; provided, however, that, in the case of material damage or destruction of the Trust Property by a casualty not covered by appropriate insurance, Trustor shall not be deemed to be in default if Trustor makes arrangements reasonably satisfactory to Beneficiary for the repair of the Trust Property.

         F(2). Remedies.     Upon  the  occurrence  of  any  Event  of  Default,
               ---------
Beneficiary may do one or more of the following:

               (a)   Acceleration.   Declare  the  entire   Indebtedness  to  be
                     -------------
immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

               (b) Trustee's  Sale.  Give such notice of default and of election
                   ----------------
to cause the Trust Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein. Trustee shall then record and give such notice of trustee's sale as is then required by law and, after the expiration of such time as may be required by law, may sell the Trust Property at the time and place specified in the notice of sale, but as a whole only, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Trust Property by public declaration at the time and place last appointed for the sale. No other notice of the postponed sale shall be required. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, express or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof. Any person, including Trustor, Trustee, or Beneficiary, may purchase at the sale.

               (c)  Foreclosure.  Commence  proceedings  for foreclosure of this
                    ------------
Deed of Trust in the manner provided by law for the foreclosure of a real property mortgage.

               (d) Uniform  Commercial Code Remedies,  Sale as a Unit.  Exercise
                   ---------------------------------------------------
any or all of the remedies of a secured party under the Uniform Commercial Code with respect to any personal property covered hereby. If Beneficiary should proceed to dispose of any personal property in accordance with the provisions of the Uniform Commercial Code, fifteen (15) days' notice by Beneficiary to Trustor shall be deemed to be commercially reasonable notice under any provision of the Uniform Commercial Code requiring notice. All property of every nature and description, whether real or personal, covered by this Deed of Trust, together with all personal property used on or in connection with the Trust Property or any business conducted thereon by the Trustor and covered by separate security agreement are encumbered as one unit, and this Deed of Trust and such security interests shall be sold as such in one unit as a going business.

               (e)  Collection  of  Rents.  Send  notifications  to any  and all
                    ----------------------
members, lessees and tenants under the Leases that all Rents shall be paid to Beneficiary. Thereafter, Beneficiary shall be entitled to collect the Rents and may apply the Rents collected to the payment of the Indebtedness.

               F(3). Appointment of Receiver. At any time after the recording by
                     ------------------------
Trustee of notice of trustee's sale, or after the institution of foreclosure proceedings, upon application of Beneficiary, a receiver may be appointed by any court of competent jurisdiction to take charge of all the Trust Property, to manage, operate and carry on any business then being conducted or that could be conducted on the Property, to carry on, protect, preserve, replace and repair the Trust property, and receive and collect all Rents and to apply the same in the manner provided in paragraph D(2) herein. Upon appointment of said receiver, Trustor shall immediately deliver possession of all of the Trust property to such receiver.

         F(4). Legal Fees and Costs. In the event that it becomes  necessary for
               ---------------------
Beneficiary to take legal action to enforce payment or performance of the Indebtedness, to enforce any provision hereof, or to protect any of Beneficiary's rights hereunder, Trustor shall pay to Beneficiary all taxable costs of any legal proceeding or action and all reasonable attorneys' fees actually incurred. In the event a court action shall be commenced, fees shall be fixed by the Judge of the court.

         F(5). No Waiver.  No failure on the part of Beneficiary to exercise any
               ----------
of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Beneficiary in exercising any such rights shall be construed to preclude it from the exercise thereof at any time during the continuance of that Event of Default. Beneficiary may enforce any one or more remedies or rights hereunder successively or concurrently.

                             G. General Provisions
                                ------------------

         G(1). No Waiver,  Additional  Security.  The acceptance of this Deed of
               ---------------------------------
Trust by Beneficiary shall not be considered a waiver of or in any way to affect or impair any other security that Beneficiary may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Indebtedness, nor shall the taking by Beneficiary at any time of any such additional security be construed as a waiver of, or in any way to affect or impair the security of this Deed of Trust; Beneficiary may resort, for the payment or performance of the Indebtedness, to its several securities therefor in such order and manner as it may determine.

         G(2).  Modification of Obligations.  Without notice or demand,  without
                ----------------------------
affecting the obligations of Trustor hereunder or the personal liability of any person for payment or performance of the Indebtedness and without affecting the lien or the priority of the lien of this Deed of Trust, Beneficiary, from time to time, may: (i) extend the time for payment of all or any part of the Indebtedness, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Indebtedness; (ii) take and hold other security for payment or performance of the Indebtedness and enforce exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release or direct Trustee to release any part of the Trust Property from this Deed of Trust. Any such action by Beneficiary, or Trustee at Beneficiary's direction, may be taken without the consent of any junior lienholder and shall not affect the priority of this Deed of Trust over any junior lien.

         G(3).  Waiver of Formalities  and priority of Remedies.  Trustor waives
                ------------------------------------------------
and agrees not to assert: (i) any right to require Beneficiary to proceed against any guarantor, to proceed against or exhaust any other security for the Indebtedness, to pursue any other remedy available to Beneficiary, or to pursue any remedy in any particular order or manner, and (ii) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the indebtedness.

         G(4).  Alternative Remedies.  In addition,  if, under the terms hereof,
                ---------------------
Beneficiary is given two or more alternative courses of action, Beneficiary may elect any alternative or combination of zero or more alternatives, at its option.

         G(5). Advances Secured Hereby. All monies advanced by Beneficiary under
               ------------------------
the terms hereof and all amounts paid, suffered or incurred by Beneficiary in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Indebtedness, shall be secured by this Deed of Trust, shall bear interest at the highest default interest rate specified in the note(s) described in paragraph B(1) hereof until paid, and shall be due and payable by Trustor to Beneficiary immediately without demand.

         G(6).  Full  Release  of  Trust  Property.   Upon  written  request  of
                -----------------------------------
Beneficiary stating that all of the Indebtedness has been paid, and upon surrender of this Deed of Trust and any promissory note or notes secured hereby to Trustee for cancellation and retention, the then Trustee (and Beneficiary if necessary to clear title), upon payment of Trustee's fees, shall release and reconvey, without warranty, the Trust Property. The recitals in such reconveyance of any matters or facts shall be conclusive as to the accuracy thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five years after issuance of such full reconveyance, Trustee may destroy said promissory note or notes and this Deed of Trust unless prior thereto trustee has been directed to retain them or deliver them to the person or persons to whom the Property was reconveyed.
Beneficiary may also execute a release and reconveyance as provided by Arizona law.

         G(7).  Inspection of Trust Property.  Beneficiary or Trustee,  or both,
                -----------------------------
shall have the right to inspect the Trust Property at all reasonable times.

         G(8). Joint Liability,  Time, Gender, Number, Future Owners. Time is of
               ------------------------------------------------------
the essence hereof. If more than one Trustor is named herein, the word "Trustor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs personal representatives, successors and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereunder but also any future owner and holder, including pledgees, of any note or notes evidencing the Indebtedness. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         G(9).  Recordation of This Deed of Trust.  The acceptance by Trustee of
                ----------------------------------
this trust shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law by Trustee or its affiliate. The trust created hereby is irrevocable by Trustor.

         G(10).  Written  Modification.  This Deed of Trust  cannot  be  changed
                 ----------------------
except by agreement, in writing, signed by Trustor and Beneficiary.

         G(11). Additional Acts. Trustor, upon request of Beneficiary,  and vice
                ----------------
- versa, shall promptly cooperate in the correction of any technical defect, error or omission that may be discovered in the content of this Deed of Trust or in the execution or acknowledgment hereof. Beneficiary, upon request of Trustor, shall cooperate in effecting any Timeshare as required by the Arizona Department of Real Estate and which does not materially adversely affect the enforceability of its lien as described herein.

         G(12). Severability.  Should any term, provision, covenant or condition
                -------------
of this Deed of Trust be held to be void or invalid, the same shall not affect any other term, provision, covenant or condition of this Deed of Trust, but the remainder hereof shall be effective as though such term, provision, covenant or condition had not been contained herein. In addition, should this instrument be or become ineffective as a deed of trust, then these presents shall be construed and enforced as a realty mortgage with the Trustor being the mortgagor and Beneficiary being the mortgagee.

         G(13).  Notice. All notices required or permitted to be given hereunder
                 -------
shall be in writing, and shall become effective immediately upon hand delivery or seventy-two (72) hours after such notices are deposited with the United State Postal Service, certified or registered, postage prepaid, addressed as shown above, or to such other address as such party may, from time to time, designate in writing.

         G(14). Partial Releases of Trust Property by Beneficiary.  In the event
                --------------------------------------------------
a conversion to Timeshare (see Section C(11) above) has occurred, and provided that Beneficiary has not given written notice to the Trustor of an existing Event of Default, Trustor shall be entitled to the issuance by Beneficiary (pursuant to Arizona Revised Statues, Section 33-707) of a partial release and reconveyance of a fractional interest in the Trust Property, in the form substantially as attached hereto as Exhibit "B" (the "Release"), which corresponds to the Membership Interval requested for release, subject to the following conditions:

               (a) The principal payment to Beneficiary, or any collection agent appointed by the Trustor and Beneficiary ("Collection Agent"), for credit to the principal of the Note as of the date of such payment, of a release price (the "Release Price") of:

                   (i) Three Hundred Dollars ($300.00) for an "every year" Membership Interval; or

                   (ii) One Hundred Fifty Dollars  ($150.00) for an "every other year" Membership Interval;

               (b) Upon payment of the Release Price, Beneficiary or Collection Agent, as the case may be, shall immediately deliver a separate executed Release to Trustor for each Membership Interval released in exchange for such payment, including without limitation the scheduled principal payments on the Note. The fractional release of the Trust Property for an "every year" or "every other year" Membership Interval shall be the applicable fraction as set forth in the Timeshare plan of public record, as it may be amended from time to time.

               (c) The signature on the Release of only one partner of Beneficiary shall fully bind Beneficiary on such Release.

               (d) Beneficiary shall execute and deposit in advance with the Collection Agent, if appointed, a sufficient number of separate Releases for each month as reasonably projected by Trustor, but not less than fifty (50) each month in any event. The Collection Agent is authorized to fill in the appropriate fractional release on the Release, and the "Purchaser's" name thereon shall be left blank to be filled in by Trustor after delivery to Trustor as described above.

         G(15). Partial Releases of Trust Property by Trustee. In the event that a conversion to Timeshare has occurred, and provided that Trustee has received no written notice from Beneficiary of an existing Event of Default, Trustor shall be entitled, without further action or request by Beneficiary, to the issuance by Trustee of a partial release and reconveyance of a fractional interest in the Trust Property, in the form substantially as attached hereto as Exhibit "C" (the "Trustee Release"), which corresponds to the Membership Interval requested for release, subject to the following conditions:

               (a) The written request for release and the principal payment to Trustee, for credit to the principal of the Note as of the date of such payment, of a release price (the "Release Price") of:

                   (i) Three Hundred Dollars ($300.00) for an "every year" Membership Interval; or

                   (ii) One Hundred Fifty Dollars  ($150.00) for an "every other year" Membership Interval;

plus the Trustee's fees applicable to such release and reconveyance.

               (b) Upon the submission by the Trustor to the Trustee of the release request and Release Price, Trustee shall, as soon as practicable, deliver or send a separate executed Trustee Release to Trustor for each Membership Interval released in exchange for such payment (which payment shall be transmitted to Beneficiary). The fractional release of the Trust Property for an "every year" or "every other year" Membership Interval shall be as set forth in the Timeshare plan of public record, as it may be amended from time to time.

               (c) The Trustee is authorized to fill in the appropriate fractional release on the Release, and the "Purchaser's" name thereon shall be left blank to be filled in by Trustor after delivery to Trustor as described above.

         G(16). All Principal Applies to Releases. All payments of principal on the Note, scheduled payments, prepayments, or otherwise, shall apply and be credited to partial release and reconveyance of the Trust Property as described above.

         IN WITNESS WHEREOF, these presents have been executed by the parties below.

BENEFICIARY:                                TRUSTOR:
KOHL'S RANCH ASSOCIATES                     ILX INCORPORATED,
an Arizona general partnership              an Arizona corporation,

By: /s/ Thomas L. Griffith                  By: /s/ Joseph P. Martori
    -------------------------                   --------------------------
        Thomas L. Griffith                          Joseph P. Martori
        Partner                                     Chairman


By: /s/ Diane M. Griffith
    -------------------------
        Diane M. Griffith
        Partner

ACCEPTED:

TRUSTEE:
First American Title Insurance Company
of Arizona, an Arizona corporation

By: Donald M. Miltz
    -----------------------
Its Senior Escrow Officer
    -----------------------

STATE OF ARIZONA           )
                           ) ss.
County of Maricopa         )

         The foregoing instrument was acknowledged before me this 1st day of June, 1995, by Joseph P. Martori, the Chairman of ILX, INCORPORATED, an
Arizona corporation, for and on behalf of the corporation.

                                               /s/ Michelle Lemiux
                                               ------------------------------
                                                   Notary Public
My Commission Expires:
April 11, 1997
---------------------


STATE OF ARIZONA           )
                           ) ss.
County of Gila             )

         The foregoing instrument was acknowledged before me this 1st day of June, 1995, by Thomas L. Griffith, Partner of KOHL'S RANCH ASSOCIATES, an Arizona general partnership, for and on behalf of the general partnership.

                                                  /s/ Brenda Williams
                                               ------------------------------
                                                  Notary Public

My Commission Expires:
October 15, 1998
-----------------------

STATE OF ARIZONA           )
                           ) ss.
County of Gila             )

         The foregoing instrument was acknowledged before me this 1st day of June, 1995, by Diane M. Griffith, Partner of KOHL'S RANCH ASSOCIATES, an Arizona general partnership, for and on behalf of the general partnership.

                                                  /s/Brenda Williams
                                               ------------------------------
                                                     Notary Public

My Commission Expires:
October 15, 1998
----------------------